Exhibit 10.10

                                      LEASE

                     (24 Dunning Road, Middletown, New York)

                                     Between

                           ASB WALLKILL, LLC Landlord

                                       and

                           The RAL Supply Group, Inc.

                                     Tenant
                         ______________________________

                                      LEASE

                     (24 Dunning Road, Middletown, New York)

This is a Lease made as of the 1st day of May, 1998 and effective as of said date, between

                         ASB WALLKILL, LLC
                         PO Box 429
                         Middletown, New York 10940

                                   ("Landlord")
                                     and  .

                         The RAL Supply Group, Inc.,
                         a New York corporation
                         having an address at
                         24 Dunning Road
                         Middletown, New York 10940

                                   ("Tenant")

                              WITNESSETH:

Recitals:

     A. Landlord is the owner of property commonly known as 24 Dunning Road, Middletown, New York, 10940.

     B. Landlord desires to lease a portion of said property to Tenant and Tenant desires to lease the same form Landlord.

     NOW, THEREFORE, in consideration of the respective promises of the parties contained herein, it is agreed as follows:

                                    ARTICLE I
                                    ---------
                                     GENERAL
                                     -------

          1.1     Leased Premises
                  ---------------

               Landlord hereby leases to Tenant the premises more particularly described on Schedule "A" annexed hereto and made a part hereof, by Landlord (hereinafter sometimes called "Leased Premises").

          1.2     Initial Term of Lease
                  ---------------------

               The "Initial Term" of this Lease shall be for a period commencing on May 1, 1998 (the "Commencement Date") and terminating on April 30, 2008.

          1.3     Renewal Terms
                  -------------

               (a) Tenant shall have the option to extend the term of this Lease for two (2) periods of five (5) years each, on the same terms and conditions (except for Annual Fixed Rental, which shall be subject to adjustment as provided on Schedule "B" annexed hereto) as herein contained.

               (b) Tenant may exercise each of the five (5) year option periods by giving written notice to Landlord not less than none (9) months prior to the expiration date of the Initial Term or the First Renewal Term, as the case may be.

               1.4     Condition of Leased Premises at Termination of Lease
                       ----------------------------------------------------

                    Tenant shall surrender the Leased Premises at the termination of this Lease, broom clean and in as good condition as ordinary wear and reasonable use will permit, except for damages caused by fire or other casualty, except as otherwise provided herein. Tenant's obligation to observe and perform this covenant shall survive the termination of this Lease.

               1.5     Covenant to Pay Rent
                       --------------------

                    Tenant shall pay to Landlord the Annual Fixed Rental as set forth on Schedule "B" annexed hereto, in equal monthly installments, in advance, without setoff or defense, on the first day of each and every calendar month, beginning May 1, 1998, until the expiration, of the term of this Lease and any Renewal Term.

                                   ARTICLE II
                                   ----------
                              POSSESSION AND TITLE
                              --------------------

               2.1     Warranties as to Title. etc.
                       ----------------------------

                    Landlord represents, warrants, covenants and agrees that it is possessed of the fee simple title to the Leased Premises.

               2.2     Quiet Enjoyment
                       ---------------

                    Landlord covenants and assures Tenant of quiet and peaceful possession and enjoyment of the Leased Premises against all persons whomsoever, but this covenant shall not limit the scope of any covenant of quiet enjoyment implied or otherwise prescribed by law.

               2.3     Possession
                       ----------

                    Possession of the Leased Premises shall be delivered to the Tenant on the Commencement Date.

                                   ARTICLE III
                                   -----------
                              TAXES AND ASSESSMENTS
                              ---------------------

               3.1.     Tenant's General Undertakings
                        -----------------------------

                    (a) In addition to the Annual Fixed Rental to be paid by Tenant to Landlord set forth herein, and as a further part of the consideration to be furnished by the Tenant, and as additional rental for the term demised, the Tenant covenants and agrees with the Landlord that the Tenant will, during the term of this Lease and any Renewal Term, promptly pay when due, all real estate taxes and sales and use taxes or similar taxes in the nature of occupancy taxes (but not any taxes based on income payable by Landlord unless such tax is imposed in substitution or in lieu of any governmental charge set forth in this section), together with all charges and assessments, whether special or general, for public improvements imposed subsequent to the Commencement Date, and other impositions and liens for public improvements, including all taxes which are assessed by any city, town, county, Federal, special drainage, school or other taxing agencies, authorities or districts or otherwise, together with any interest, penalties or other charges which may accrue thereon, and allocated to the term hereof or any Renewal Term, provided that in the event any of said taxes or assessments are payable, according to the terms of their imposition, in installments, then Tenant shall have the right to pay the same as such installments fall due. Tenant shall provide Landlord with receipted bills or other evidence of payment, satisfactory to Landlord, of all taxes within twenty (20) days of the due date thereof.

                    (b) Tenant covenants and agrees that it will pay all such taxes and assessments for the last full calendar year of this Lease, and will pay to Landlord, upon termination of this Lease, its prorated share of the taxes for the year in which this Lease is ended and the property is returned to Landlord, provided that all such impositions shall be paid in full by Tenant prior to its surrender of the Leased Premises to Landlord.

               3.2      Landlord's Right to Cure Tenant's Default
                        -----------------------------------------

                    In case Tenant shall fail, refuse or neglect to make any of the payments in and by this Article III required, then Landlord may, at Landlord's option, on prior notice to Tenant and without its constituting a waiver of the default thus occurring in this Lease, pay the same; and the amount or amounts of money so paid, including reasonable attorneys' fees and expenses which might have been reasonably incurred because of or in connection with such payment, together with the interest on all such amounts at the rate equal to the prime rate of Bankers Trust Company publicly announced in New York, New York, and in effect from time to time, shall and will be paid by the Tenant to the Landlord, upon demand by Landlord, and the payment thereof may be collected or enforced by Landlord in the same manner as though said amount were an installment of rent specifically required by the terms of this Lease to be paid by the Tenant to the Landlord upon the day when Landlord demands the repayment thereof or the reimbursement thereof, of and from Tenant.

               3.3     Right to Contest
                       ----------------

                    (a) Nothing herein shall be construed to prevent Tenant from contesting any tax, levy or assessment imposed against the Leased Premises during the term of this Lease provided Tenant shall first pay the imposition prior to its delinquency, or shall post a bond as authorized, directed and approved by a court of competent jurisdiction in the amount of the imposition or as otherwise ordered by the court, conditioned upon payment of the tax and costs in the event Tenant should be unsuccessful in its contest, or provided Tenant shall pay to the proper agency or a court of competent jurisdiction, under proper court order, a sum of money equal to the amount under contest or as otherwise ordered by the court, conditioned upon payment of the tax and costs in the event Tenant should be unsuccessful in its contest or otherwise conditioned as may be directed by the court.

                    (b) Nothing herein shall be construed to allow execution on the Leased Premises by any governmental authority, even though the above procedures, or any of them, are followed.

                    (c) Landlord shall, on Tenant's request, cooperate with Tenant in the event Tenant seeks to contest any tax, levy or assessment; and Tenant shall indemnify Landlord for any cost or expense she incurs in connection therewith.

                    (d) If a refund is obtained which relates to a tax year which is apportioned between Landlord and Tenant, the refund, net of legal fees and expenses, including experts' fees, shall be apportioned between Landlord and Tenant.

                                   ARTICLE IV
                                   ----------
                          ZONING AND OTHER RESTRICTIONS
                          -----------------------------

               Tenant accepts the Leased Premises subject to such zoning ordinances, subdivision restrictions, if any, and such other statutes, Federal, state, county, municipal or otherwise, which may in any way affect the Leased Premises.

                                    ARTICLE V
                                    ---------
                       TENANT TO CARRY LIABILITY INSURANCE
                       -----------------------------------

               5.1     Coverage
                       --------

                    Tenant will provide or cause to be provided policies of insurance generally known as public liability policies and/or owner's, Landlord and Landlord's mortgagee if required by the terms of any present or future mortgagee of Landlord's interest in the Leased Premises, and Tenant policies, insuring the Tenant and Landlord against all claims and demands made by any person or persons whomsoever for injuries received in connection with the use, operation and maintenance of the Leased Premises to the extent of not less than One Million ($1,000,000) Dollars to cover the claim or damage from any single or specific cause, by any one person, and to the extent of not less than Two Million ($2,000,000) Dollars to cover in connection with any one particular accident or occurrence, the total aggregate of any claims that may arise or be claimed to have arisen against the Landlord as aforesaid. All such policies shall name Landlord and any mortgagee of Landlord as an additional insured.

               5.2     Policies of Certificates
                       ------------------------

                    Whenever, under the provisions of this Lease, policies of insurance are required to be issued or maintained by Tenant, Tenant shall promptly cause either the original of such policies or certificates thereof to be delivered to Landlord as evidence of the compliance by Tenant with the terms and conditions of this Lease, except where the terms of any mortgage require that said policies be held by the mortgagee, in which case Tenant shall furnish Landlord with a conformed copy of the policies. Tenant shall deliver to Landlord evidence of the insurance coverage required to be maintained by Tenant upon execution of this Lease.

               5.3     Proof of Renewal
                       ----------------

                    (a) Tenant shall also, within fifteen (15) days of the expiration of any policy of insurance required hereunder, furnish proof of renewal or replacement of such insurance.

                    (b) If Tenant fails timely to pay the premiums for any policy of insurance required under the provisions of this Lease, then Landlord may pay such premiums, and the amounts so paid by Landlord, plus interest at the rate equal to the prime rate of Bankers Trust Company publicly announced in New York, New York, and in effect from time to time, plus two percentage points, shall be added to the installment of Annual Fixed Rent becoming due on the first of the next succeeding month and shall be collected by Landlord as Additional Rent hereunder.

                                   ARTICLE VI
                                   ----------
                          FIRE. WINDSTORM AND CASUALTY
                          ----------------------------
                          PROVISIONS; RELATED INSURANCE
                          -----------------------------

               6.1     Coverage
                       --------

                    Tenant shall, at Tenant's sole expense and at all times during the term of this Lease, insure or cause to be insured , any and all buildings or improvements that exist or may be built or placed upon the Leased Premises during the term of this Lease with good and responsible insurance companies (rated AAA by Best's Rating) authorized to do business in the State in which the Leased Premises are located, and approved by Landlord, which approval shall not be unreasonably withheld, for protection against all loss or damage by fire or windstorm and other casualty with extended coverage endorsement (as well as vandalism and malicious mischief endorsement), to the extent of 100% of the replacement costs, exclusive of foundations and footings, so as to avoid co-insurance in case of a partial loss; and all policies issued and renewals thereof shall be payable, in the event of loss, to Landlord and Tenant as their interests may appear.

               6.2     Use of Proceeds; Major Casualty
                       -------------------------------

                    If, at any time during the term of this Lease, (I) the Leased Premises or any part thereof shall be damaged by fire or other casualty (including any casualty for which insurance coverage was not obtained or obtainable) or any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Tenant shall promptly notify Landlord, and (ii) the cost of repairing such damage shall exceed Two Hundred Fifty Thousand ($250,000) Dollars, in the aggregate, to be determined by Landlord's engineers reasonably acceptable to Tenant, per occurrence, then Tenant may terminate this Leased Premises by notice given to the Landlord within thirty-five (35) days of the date of the fire or other casualty (the "Cancellation Notice"), the time of giving such notice to be thirty (30) days following the day on which the Cancellation Notice is given (the "Cancellation Date"). In the event of a cancellation pursuant to this Paragraph 6.2, then (and not necessarily in the following order):

                    (a) All insurance money paid or to be paid on account of such damage or destruction under the policies of insurance provided for in Paragraph 6.1 shall be disbursed to Landlord. In such event, Tenant or such other party not entitled to such insurance money shall, upon presentation of any check constituting payment of such insurance money, in whole or in part, endorse such check over to Landlord;

                    (b) Prior to Cancellation Date, Tenant shall remove from the Leased Premises its personal property and such fixtures as are deemed Tenant's property under Paragraph 22.3 hereof, and any such personal property or fixtures remaining after the Cancellation Date may be disposed of, at Tenant's expense, by Landlord as Landlord sees fit;

                    (c) Effective as of the Cancellation Date; this Lease shall be deemed terminated and neither party shall have any rights as against the other except those intended to survive termination; and

                    (d) Tenant shall immediately pay Landlord any unpaid Annual Fixed Rental (or part thereof), Additional Rent and any and all other obligations owed by Tenant to Landlord to the Cancellation Date,

In the event that Tenant does not timely exercise its right to cancel this Lease in accordance with this Paragraph 6.2, then the terms and provisions of Paragraph 6.3 shall control.

               6,3     Use of Proceeds; Minor Casualty
                       -------------------------------

                    (a) If, at any time during the term of this Lease, (I) the Leased Premises or any part thereof shall be damaged or destroyed by fire or other casualty (including any casualty for which insurance coverage was not obtained or obtainable) of any kind of nature, ordinary or extraordinary, foreseen or unforeseen, and (ii) no Cancellation Notice is sent pursuant to Paragraph 6.2 above, or the cost of repairing such damage shall not exceed Two Hundred Fifty Thousand ($250,000) Dollars, in the aggregate, per occurrence, the Rent shall not abate and Tenant, at its sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, shall proceed with reasonable diligence (subject to a reasonable time allowance for the purpose of adjusting the insurance loss and for unavoidable delay) to repair, alter, restore, replace or rebuild the same or construct a replacement building or replacement buildings, as the case may be, to at least the value, condition and character of the building immediately prior to such damage or destruction, subject to such changes or alterations as Tenant may elect to make in conformity with the provisions of Article XXII. Such repair, alteration, restoration, replacement, rebuilding or construction, including such changes and alterations as aforementioned and including temporary repairs or the protection of other property pending the completion of any thereof, are sometimes referred to in this Article VI as the "Work".

                    (b) Except as otherwise provided in this Article VI, the conditions under which any Work is to be performed, and the method of proceeding with and performing the same shall be governed by all of the provisions of
Article XXII.

                    (c) All insurance money paid on account of such damage or destruction under the policies of insurance provided for in Paragraph 6.1, less the reasonable cost, if any, incurred in connection with the adjustment of the loss and the collection thereof (herein sometimes referred to as the "insurance proceeds"), shall be disbursed to a savings bank or other financial institution designated by Landlord and reasonably acceptable to Tenant (the cost and expense of which shall be borne equally by Landlord and Tenant) as trustee for the benefit of Landlord; provided, however, that in the event that Landlord
                             --------  -------
refinances the Leased Premised or any portion thereof, and to the extent required by the mortgagee providing such refinancing, the insurance proceeds shall be disbursed to such mortgagee. For the purposes hereof, such savings bank, other financial institution or such mortgagee, in its capacity as trustee of the insurance proceeds, shall be deemed the "Insurance Trustee". The insurance proceeds shall be applied by the Insurance Trustee only to the payment of the cost of the Work to the extent such insurance proceeds shall be sufficient for that purpose, and shall be paid out for the account of Tenant from time to time as such Work progresses. The Insurance Trustee shall make such payments or disbursements upon the written request by Tenant and, in any case, only upon receipt of each of the following, which shall be performed at Tenant's sole cost and expense (copies of which shall also be forthwith sent to Landlord):

                         (I) a certificate dated not more than fifteen (15) days prior to the date of any advance, signed by an architect in charge of the Work who shall be selected by Tenant and approved in writing by Landlord, which approval shall not be unreasonably withheld, setting forth that:

                         (x) the sum then requested has been paid by Tenant to contractors, subcontractors, materialmen, architects or other persons who have rendered services or furnished materials in connection with the Work, giving a brief description of the services and materials and the several amounts so paid or due and stating that no part thereof has been made the basis in any previous or then pending request or has been paid out of any proceeds of insurance received by Tenant and that the sum requested does not exceed the amount of the services and materials described in the certificate; and

                         (y)     except for the amount slated in such
                    certificate to be due as aforesaid, there is no outstanding indebtedness, known to the persons signing such certificate after due inquiry, which might become the basis of a vendor's, mechanic's or materialman's or similar lien upon such Work, the Leased Premises or Tenant's leasehold interest, or any part thereof; and

                         (z) the cost, as estimated by the persons signing such certificate, of the Work required to be done subsequent to the date of such certificate in order to complete the same, does not exceed the amount of insurance proceeds remaining in the hands of the Insurance Trustee after the payment of the sum so requested; and

                    (ii) a certificate dated not more than fifteen (15) days
               prior to the date of an advance, of a reputable title insurance company licensed to do business in the State where the Leased Premises are located, covering the period from the Commencement Date (or the date of the last such certificate furnished pursuant to any of the applicable provisions of this Lease) to the date of such certificate, setting forth that there are no liens, chattel mortgages, conditional bills of sale, title retention documents, or encumbrances or record or any kind on the Leased Premises except those permitted by the terms of this Lease and except such as will be discharged by payment of the amount then requested; and

                    (iii) if exterior walls have been repaired or erected, a perimeter survey {or an update of a perimeter survey previously furnished under this subparagraph 6.3 (C) (iii)} showing no encroachments upon any real property not constituting part of the Leased Premises, except that any encroachment existing before a restoration which Landlord permitted may be continued or restored.

                    (d) Upon compliance with the foregoing provisions of this subparagraph 6.3 (d), the Insurance Trustee, out of such insurance proceeds, shall pay or cause to be paid to the persons named in the certificate, the respective amounts stated therein to have been paid by Tenant or to be due to them, as the case may be.

                    (e) Upon receipt by the Insurance Trustee of evidence, satisfactory to it, of the character required by subparagraph 6.3 (C) (I), (ii) and (iii), that the Work has been completed and paid for in full and that there are no liens of the character referred to therein, the Insurance Trustee shall pay to Landlord any remaining balance of said insurance proceeds.

                    (f) If the insurance proceeds received by the Insurance Trustee shall be insufficient to pay the entire cost of the Work as reasonably estimated by Tenant's architects, Tenant shall contribute the amount of any such deficiency to the Insurance Trustee who shall first apply the same to the payment of the cost of the Work before disbursing the insurance proceeds held by it. Under no circumstances shall Landlord be obligated to make any payment, disbursement or contribution towards the cost of the Work.

                    (g) Upon a breach by Tenant of any of the provisions under subparagraph 6.3 (C) (I), (ii) and (iii) hereof, in addition to all other rights and remedies Landlord may have under this Lease, Landlord may, but shall not be required to take possession of the Leased Premises and continue the Work, at which time the Insurance Trustee shall be authorized to disburse the remaining insurance proceeds then being held by it directly to Landlord.

               6.4     No Abatement of Rent
                       --------------------

                    In no event shall Tenant be entitled to any abatement, allowance, reduction or suspension of Fixed Annual Rental, Additional Rental and other charges because part or all of the Leased Premises shall be untenantable owing to the partial or total destruction thereof or any reason whatsoever, and no such damage or destruction shall affect in any way the obligation of Tenant to pay the Annual Fixed Rental, Additional Rent and other charges herein reserved or required to be paid, nor release Tenant of or from any obligation imposed upon Tenant under this Lease.

               6.5      Waiver of Subrogation
                        ---------------------

                    (a) Each party hereby releases the other from any and all liability, responsibility (to the other or anyone claiming through or under it by way of subrogation or otherwise) under fire and extended coverage or supplementary contract casualties, if such fire or other casualty shall have been caused by the fault or negligence of the releasing party; provided, however, that this release shall be applicable and in full force and effect only with respect to loss or damage which occurred during such time as the releasing party's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair such policies or prejudice the right of the releasor to recover thereunder.

                    (b) Each party agrees that its policies will include such a clause or endorsement so long as the same shall be obtainable without extra cost, or, if such cost shall be charged therefor, so long as the other party agrees to pay such extra cost. If extra cost shall be chargeable therefor, the releasing party shall notify the other party thereof and of the amount of the extra cost, and the other party shall be obligated to pay the extra cost unless, within ten (10) days after receipt of such notice, it elects, by written notice sent to the releasing party, not to be obligated to do so. If such clause or endorsement is not available, or if the other party should not desire the coverage at extra cost, then the provisions of this subparagraph shall not apply to the policy or policies in question.

               6.6     Consequences of Landlord's Mortgagee Applying Insurance
                       -------------------------------------------------------
                       Proceeds to Pay or Reduce Landlord's Indebtedness
                       ------------------------------------------------

                    (a) Landlord will attempt to require any first mortgagee of the Leased Premises to agree that, in case of fire or other insured casualty, the proceeds of insurance will be made available for use in repair and restoration.

                    (b) If, however, the mortgage does not so provide and the mortgagee applies the insurance proceeds to pay or reduce Landlord's indebtedness, Landlord must replace the applied amount, without cost to Tenant, and such replacement funds must be furnished prior to Tenant's commencement of repairs and restoration.

                    (c) If the Landlord should fail to make advances as set forth above or fail to do any other act required of Landlord under this Lease, Tenant may cure such default, and the Landlord shall be responsible for paying interest to Tenant on any monies expended by Tenant as provided in Paragraph
12.3 hereof.

                                   ARTICLE VII
                                   -----------
                         LANDLORD'S INTEREST NOT SUBJECT
                         -------------------------------
                           TO CERTAIN MECHANICS' LIENS
                           ---------------------------

               7.1     In General
                       ----------

                    In connection with any alterations, improvements or additions to the Leased Premises made by Tenant, there shall be no mechanics' lien filed upon Landlord's or Tenant's interest in the Leased Premises arising through the act of Tenant, or any person claiming under, by or through Tenant; and no person other than an employee of Landlord shall ever be or become entitled to any lien for or on account of any work, labor, material or services furnished or provided to the Leased Premises at the request of Tenant. All persons furnishing any such labor or material to Tenant, or with respect to the Leased Premises at Tenant's order, or at the order of any person dealing directly or indirectly with Tenant, as well as all persons whomsoever, shall be bound by this provision; and all materialmen, contractors, mechanics and laborers are hereby charged with notice that they must look only to Tenant for payment for any bills for work done or performed or materials furnished during the term hereby granted.

               7.2     Filing of Liens
                       ---------------

                    (a) The more filing of a prohibited mechanic's or materialman's lien or liens, however, shall not of itself constitute a default hereunder, provided Tenant, within thirty (30) days after the recording of such notice of prohibited lien among the public records of the county where the Leased Premises are located in the event notice of a prohibited lien is not served upon Tenant, shall cause the same to be canceled, released and extinguished, or the Leased Premises released therefrom by the posting of a bond, or by any other method prescribed by law, and proper evidence thereof be furnished to Landlord; and if such prohibited lien or liens appear of record, Tenant shall cause the same to be canceled, satisfied and discharged of record within said thirty (30) day period.

                    (b) However, if Tenant shall dispute the amount or validity of any prohibited mechanic's or materialman's lien claimed, or any other claim asserted, Tenant shall post a bond with Landlord, reasonably acceptable to Landlord, in the amount of the prohibited lien or claim and, with all due diligence, institute or defend an appropriate action or proceeding in a court or courts of competent jurisdiction upon the cause of action, and shall, by injunction, due defense of the suit or otherwise, prevent any sale or impairment of the title of Landlord, and shall prosecute or defend such action or proceeding with reasonable diligence to a final determination, and, if such suit or defense shall be instituted within said period of thirty (30) days after the time when said prohibited lien shall have been filed, then in such case the time reasonably required in the litigation of such action shall be added to the above thirty (30) days' time. In any event, however, it shall be the duty of Tenant, whether before or after contesting such prohibited lien, to cause the said prohibited lien to be canceled, released, extinguished or adjudicated not to exist, or to cause the Leased Premises to be released therefrom by the posting of a bond or by any other method prescribed by law at least thirty (30) days before the time when required to do so by any mortgagee or Landlord or when the Leased Premises or any interest therein, or Landlord's interest therein, might otherwise be offered for sale by reason of said prohibited lien; and, promptly upon relieving the Leased Premises of such prohibited claim. Tenant shall have the duty of furnishing evidence thereof reasonably satisfactory to Landlord.

                                  ARTICLE VIII
                                  ------------
                           LAWFUL USE OF THE PREMISES
                           --------------------------

               The Leased Premises and all structures and improvements thereon, during the term of this Lease, shall be used only and exclusively for lawful purposes, and Tenant will not use or suffer anyone to use the Leased Premises or structures thereon for any purpose in violation of the laws of the United States of the state in which the Leased Premises are located, or the ordinances and regulations of the county or municipality in which the Leased Premises are located; and Tenant shall save Landlord harmless from every such violation by Tenant.

                                   ARTICLE IX
                                   ----------
                  COMPLIANCE WITH REGULATIONS OF PUBLIC BODIES
                  --------------------------------------------

               9.1     In General
                       ----------

                    Other than for structural repairs or structural replacements (including those relating to the roof), Tenant shall, at Tenant's own cost and expense, perform all acts and do all things as shall be lawfully required by any public body having jurisdiction over the Leased Premises, including, by way of illustration and not in limitation, compliance with fire, sanitary, health and safety regulations and zoning and setback requirements in order to keep the Leased Premises at all times during the term of this Lease (except for any requirements arising during the last two years of the Initial Term of this Lease or any Renewal Term) in full compliance with the applicable and pertinent rules and regulations of such bodies, provided, however, that Landlord shall bear the cost and expense thereof to the extent necessary to remedy any condition in existence on the date hereof.

               9.2      Environmental Law
                        -----------------

                    Nothing in Paragraph 9.1 or any other part of this Lease shall be deemed to impose upon Tenant the responsibility of performing any clean-up or remediation work at the Leased Premises with respect to any violation of environmental control laws, rules, regulations or ordinances with respect to any conditions which pre-existed the date of this Lease.

                                    ARTICLE X
                                    ---------
                                 UTILITY CHARGES
                                 ---------------

               Tenant shall pay or cause to be paid all charges for water, gas, electricity and public utilities used on or about the Leased Premises, and shall pay or cause to be paid the same monthly or as they shall become due, which charges shall be considered as Additional Rent. In the event that Tenant desires more capacity or additional facilities, Tenant shall pay any and all costs incurred in obtaining such added capacity or in bringing such facilities to the Leased Premises, including all engineering fees connected therewith. Nothing in this article X shall be construed to limit or abridge any of Landlord's rights under Article XXII hereof. Landlord shall not be responsible for the interruption or cessation of services, and any sum payable by Tenant shall not be abated if services are interrupted.

                                   ARTICLE XI
                                   ----------
                          PAYMENT OF INSURANCE PREMIUMS
                          -----------------------------

               Should Tenant, at any time during the continuance of this Lease, fail, refuse or neglect to procure or pay for any of the policies of insurance required in and by this Lease or to keep and maintain the same in full force and effect, Landlord, at Landlord's option (and without such act constituting a waiver of the default by Tenant), may obtain or renew such insurance; and thereafter the amount or amounts of money paid by Landlord as the premium or premiums thereon, plus interest at the rate equal to two (2) percentage points above the prime rate of Bankers Trust Company publicly announced in New York, New York, and in effect from time to time, shall be collectible by Landlord from Tenant in the same manner as though such sums were rentals.

                                   ARTICLE XII
                                   -----------
                             MAINTENANCE AND REPAIRS
                             -----------------------

               12.1     Tenant's Duties in General
                        --------------------------

                    Except for repairs required as a result of the negligence of Landlord or Landlord's employees or agents, Tenant shall make all necessary exterior and interior non-structural repairs or placements to the Leased Premises, including repairs or replacements to the building's plumbing, heating, cooling, electrical and other operating systems, so as to maintain the same at all times in good condition, reasonable wear and tear and damage by the elements and casualty expected.

               12.2     Landlord's Duties
                        -----------------

                    In the event either Landlord or Tenant fails to make those repairs required to be made by it hereunder within thirty (30) days after receiving written notice from the other party that such repairs are needed (or, with regard to repairs incapable of being completed within said thirty (30) day period, to commence making, and thereafter diligently prosecute, said repairs within said period), the other party may make, or cause to be made, said repairs; and the defaulting party shall thereafter promptly reimburse the other party for all expenses incurred by the other party on account thereof, plus interest at the rate equal to the prime rate of Bankers Trust Company publicly announced in New York, New York, and in effect from time to time. Such amount owed to Landlord shall be deemed to be additional rent hereunder until paid.

                                  ARTICLE XIII
                                  ------------
                                 INDEMNIFICATION
                                 ---------------

                    Each party hereto shall indemnify the other party against any expense (including reasonable attorneys' fees), loss or liability paid, suffered or incurred as the result of any breach by such party or any representation, warranty, covenant or condition of this Lease or the negligence of such party, its agents or employees.

                                   ARTICLE XIV
                                   -----------
                               ASSUMPTION OF RISK
                               ------------------

               Except with respect to the negligence or intentional misconduct of Landlord, Landlord's employees, agents, servants, invitees or representatives, all personal property belonging to Tenant, its servants, employees, suppliers, consignors, customers or licensees, located in or about the Leased Premises shall be there at the sole risk of Tenant. Except with respect to negligence or intentional misconduct, neither Landlord nor Landlord's agents or employees shall be liable for the theft, loss or misappropriation of, nor for any damage or injury to, such personal property; nor shall Landlord be considered the voluntary or involuntary bailee of such personal property. Except with respect to the acts or negligence of Landlord or her employees, agents, servants, invitees or representatives, neither Landlord nor any mortgagee of Landlord shall be liable for damage or injury of any kind to Tenant or any of its officers, agents or employees or to any other persons or to any property by reason of any existing or future condition, defect, matter or thing in, on or upon the Leased Premises or for the acts, omissions or negligence of other persons or tenants whatsoever or whether caused by fire, explosion, water, rain, snow, frost, steam, gas, electricity, heat or cold, dampness, falling plaster, sewers or sewage odors, noise, leaks from any part of the building or the roof or common areas, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds.

                                   ARTICLE XV
                                   ----------
                               CONDEMNATION CLAUSE
                               -------------------

               15.1     Disposition of the Award
                        ------------------------

                    Unless and until the law of the State in which the Leased Premises are located permits tenants to receive the value of their leasehold interests as a separate award from that made to landlords, in the event of any condemnation or taking of all or a part of the Leased Premises, Landlord (or the mortgagee of any interest in the Leased Premises if, pursuant to the terms of the mortgage, or if, pursuant to law, the mortgagee is entitled to receive all or a portion of the condemnation award) shall be entitled to receive the entire award for the value of the estate vested by this Lease in Tenant; and Tenant hereby expressly assigns to Landlord (or to the mortgagee as provided above) any and all right title and interest of Tenant now or hereafter arising in or to nay such award or any part thereof. Tenant shall not be entitled to receive any part of such award from Landlord, the mortgagee, or the condemning authority, except that Tenant shall have the right to assert a claim against the condemning authority for the value of all improvements installed and paid for by Tenant and for relocation expenses.

               15.2     Effect of Various Takings
                        -------------------------

                    (a) If the entire Leased Premises is taken, Tenant's obligations under this Lease shall terminate as of the date title vests in the condemning authority.

                    (b) In case of a substantial taking, Tenant shall have the option to terminate this Lease if, In Tenant's opinion, the business cannot reasonably be operated in the portion of the Leased Premises not condemned. Tenant shall give notice to Landlord of Tenant's election to terminate or continue this Lease within sixty (60) days after receipt of notice of the condemnation. If this Lease is not so terminated, the Annual Fixed Rent shall be reduced by an amount to be determined by multiplying the then current Annual Fixed Rent by a fraction, the numerator of which is the square footage of the Leased Premises after the taking and the denominator of which is the square footage of the Leased Premises prior to the taking,

                    (c) If there is a temporary taking which shall be reasonably anticipated by Landlord to end upon a date which shall be within one
(1) year of the expiration date of the then applicable term of this Lease, then any award shall be applied by Landlord to reduce Tenant's obligations hereunder, this Lease will continue unaffected, and any excess award shall belong to Landlord.

                                   ARTICLE XVI
                                   -----------
                                     DEFAULT
                                     -------

               16.1     Events of Default
                        -----------------

                    The following are hereby designated "Events of Default";

                    (a) Tenant shall make an assignment of its property for the benefit of creditors or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition under any bankruptcy or insolvency law shall be filed against Tenant and such involuntary petition is not dismissed within sixty (60) days after the filing thereof;

                    (b) a petition is filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any law of like import, unless such petition under said reorganization provisions is dismissed within sixty (60) days after its filing;

                    (c) Tenant shall file a petition under the arrangement provisions of the United States Bankruptcy Code or under the provisions of any law of like import;

                    (d) a permanent receiver, trustee or liquidator shall be appointed for Tenant or of or for the property of Tenant, and such receiver, trustee or liquidator shall not have been discharged within sixty (60) days from the date of his appointment;

                    (e) Tenant shall default in the payment of any rent on any date upon which the same becomes due, and such default shall continue for thirty (30) days;

                    (f) Tenant shall materially default in the due keeping, observing or performing of any covenant, agreement, term, provision or condition of this Lease on the part of Tenant to be kept, observed or performed, and if such default shall continue and shall not be remedied by Tenant, or steps shall not have been taken by Tenant to remedy such default, within thirty (30) days after Landlord shall have given to Tenant a written notice specifying the same, or, in the case of such a material default which, for causes beyond Tenant's control, cannot with due diligence be cured, or steps cannot be taken by Tenant to cure such default, within said period of thirty (30) days, if Tenant (I) shall not, promptly upon receipt of such notice, advise Landlord in writing of Tenant's intention to duly institute all steps necessary to remedy the same, or
(ii) shall not remedy the same within a reasonable time after the date of the receipt of said notice from Landlord;

                    (g) any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Initial Term or any Renewal Term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm, association or corporation other than Tenant except as expressly permitted under Article XVIII hereof, or whenever Tenant shall desert or abandon the Leased Premises or the same shall become vacant (whether the keys be surrendered or not and whether the rent be paid or not), unless Tenant (I) is not in default in the payment of rent hereunder, (ii) is maintaining all insurance required of it hereunder, and (iii) is maintaining the Leased Premises in good condition to the extent required hereunder;

                    (h) any act or omission which, with the passage of time or the giving of notice, would constitute a default under any mortgage of Landlord's interest in the Leased Premises, with Tenant's cure rights not to extend beyond (10) days prior to the date which is deemed to result in Landlord's being in default under such mortgage.

               16.2     Landlord's Right to Terminate
                        -----------------------------

                    Upon the occurrence of any "Event of Default", Landlord may give the Tenant a notice of intention to terminate this Lease at the expiration of five (5) days from the date of the giving of such notice; and, in the event such notice is given, unless the Event of Default has been remedied, this Lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) shall expire and terminate upon the expiration of said five (5) days with the same effect as if that day were the date hereinbefore set for the expiration of the term of this Lease, but Tenant shall remain liable for damages as provided in Article XXI hereof,

                                  ARTICLE XVII
                                  ------------
                               CUMULATIVE REMEDIES
                               -------------------

               17.1     General Right of Re-Entry
                        -------------------------

                    (a) If this Lease shall expire and terminate as provided in Article XVI, Tenant shall peaceably quit and surrender the Leased Premises to Landlord and Landlord or Landlord's agents and servants may immediately or at any time and without notice thereafter re-enter into or upon the Leased Premises or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Leased Premises again as and of her first estate and interest therein. The words "re-enter", "re-entry", and "re-entered", as used in this Lease, are not restricted to their technical legal meaning.

                    (b) In the event of any termination of this Lease under the provisions of Article XVI, or in the event that Landlord shall re-enter the Leased Premises under the provisions of this Article XVII, or in the event of the termination of this Lease (or of re-entry), by or under any summary dispossess or other proceeding or action or any summary dispossess or other proceeding or action or any provision of law, Tenant shall thereupon pay to Landlord (a) the Annual Rent and Additional Rent payable up to the time of such termination of this Lease, or of such recovery of possession of the Leased Premises by Landlord , whichever occurs first, and (b) damages pursuant to
Article XXI.

               17.2     Injunction and Other Remedies
                        -----------------------------

                    In the event of a breach or threatened breach on the part of Tenant with respect to any of the covenants, agreements, terms, provisions or conditions on the part of or on behalf of Tenant to be kept, observed or performed, Landlord shall also have the right of injunction. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for. During the pendency of any proceedings brought by Landlord to recover possession by reason of a Tenant default, Tenant shall continue to make all payments to Landlord due hereunder.

                                  ARTICLE XVIII
                                  -------------
                            ASSIGNMENT AND SUBLEASING
                            -------------------------

               18.1     Assignment of Entire Lease or Subletting of Entire
                        --------------------------------------------------
                        Leased Premises Not Incident to a Sale of Tenant's
                        ---------------------------------------------------
                        Business
                        --------

                    (a) If Tenant proposes to assign this Lease in its entirety or to sublease the entire Leased Premises in a transaction which is not incident to a sale of Tenant's business to the assignee or subtenant or an affiliate thereof, Tenant shall serve upon Landlord a notice of such transaction (a "Tenant's Lease Disposition Notice"). The Tenant's Lease Disposition Notice shall give the name and address and financial information in Tenant's possession concerning the proposed assignee or subtenant and the principal terms and conditions of the proposed assignment or sublease, including but not limited to, the consideration to be paid to Tenant for the assignment of the Lease or the rent and items of "Additional Rent" payable by the subtenant, the term and any renewal terms, as the case may be.

                    (b) Landlord shall have a period of forty-five (45) days from receipt of Tenant's Lease Disposition Notice in which to serve a notice upon Tenant (a "Recapture Notice") that Landlord elects to recapture the Leased Premises and terminate this Lease as of the date upon which the assignment or sublease would have gone into effect (the "Termination Date"). If Landlord serves a Recapture Notice, this Lease shall terminate as of the Termination Date.

                    (c) If Landlord fails to serve a Recapture Notice within the applicable period, Tenant shall have the right to proceed with the proposed assignment or sublease upon the terms contained in the Tenant's Lease Disposition Notice or other terms no more favorable to Tenant. If the proposed transaction is an assignment, the assignment shall not relieve the Tenant from its obligations under this Lease.

               18.2     Permitted Assignments
                        ---------------------

                    This Lease may be assigned, without the consent of Landlord and without the provisions of subparagraph 18.1 applying, (a) to any person acquiring the business of Tenant or the outstanding capital stock of Tenant or substantially all the assets of Tenant or (b) to any direct or indirect affiliate or subsidiary of Tenant. Any such assignment or subletting shall not release Tenant from its obligations for the payment of rent herein reserved and for the performance of those terms, covenants and conditions hereof on Tenant's part to be performed.

                                   ARTICLE XIX
                                   -----------
                                  HOLDING OVER
                                  ------------

                    In the event Tenant shall continue to occupy the Leases Premises after the expiration of the demised term or any Renewal Term, such holding over shall not constitute a renewal or extension of this Lease. Landlord may, at its option, elect to treat Tenant as one who has not removed at the end of its term and thereupon be entitled to all the remedies against Tenant provided by law, or Landlord may elect to construe such holdover as a tenancy from month to month, upon the same terms and conditions as herein provided, and in no event shall the tenancy be deemed to be one from year to year.

                                   ARTICLE XX
                                   ----------
                                   BANKRUPTCY
                                   ----------

                    Neither this Lease nor any interest herein nor any estate hereby created shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law. In the event the estate created hereby shall be taken in execution or by other process of law, or if Tenant shall be abjudicated insolvent or bankrupt pursuant to the provisions of any state or Federal insolvency or bankruptcy act, or if a receiver or trustee of the property of Tenant shall be appointed by reason of Tenant's insolvency or inability to pay its debts (unless such appointment is dismissed within 120 days), or if any assignment shall be made of Tenant's property for the benefit of creditors, then and in any such event Landlord may, at her option, in addition to the remedies provided herein, terminate this Lease and all rights of the Tenant herein pursuant to Section 16.2 and Tenant shall be liable to Landlord for damages as set forth in Article XXI below, by giving to Tenant notice in writing of the election of Landlord so to terminate. Tenant makes no representation or warranty to Landlord as to the enforceability of this Article XX.

                                   ARTICLE XXI
                                   -----------
                         DAMAGES FROM EVENTS OF DEFAULT
                         ------------------------------

               21.1     Damages
                        -------

                    In the event of any termination of this Lease under the provisions of Article XVI, or in the event that Landlord shall re-enter the Leased Premises under the provisions of Paragraph 17.1, or in the event of the termination of this Lease (or of re-entry) by or under any summary dispossess proceeding or action or any provision of law, Tenant, at the election of Landlord, will pay to Landlord, in lieu of Tenant's continuing obligation to pay Annual Fixed Rent or Additional Rent, as damages, the greater of:

                    (a) a sum which, at the time of such termination of this Lease or at the time of any such re-entry by Landlord , as the case may be, represents the excess, if any, of (1) the aggregate of all Annual Fixed Rent and Additional Rent which would have been payable hereunder by Tenant had this Lease not so terminated for the period commencing with the earlier of such termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date hereinbefore set for the expiration of the full term hereby granted , over (ii) the aggregate of all Annual Fixed Rental and Additional Rent for the Leased Premises for the same period based upon the then local market rental value of the Leased Premises; or

                    (b) sums equal to the aggregate of all Annual Fixed Rental and Additional Rent which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Leased Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the date hereinbefore set for the expiration of the full term hereby granted.

               21.2     Mitigation of Damages
                        ---------------------

                    Landlord shall use reasonable efforts to re-let the Leased Premises in an arms'-length transaction. If Landlord shall re-let all or any part of the Leased Premises for all or any part of said period, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting (I) the actual expenses incurred or paid by Landlord in terminating this Lease or of re-entering the Leased Premises and of securing possession thereof, as well as
(ii) the actual expenses of re-letting, including altering and preparing the Leased Premises for new tenants, brokers' commissions, and all other similar or dissimilar expenses properly chargeable against the Leased Premises and incurred by Landlord which, but for Tenant's default, Landlord would not have incurred and the rental therefrom in connection with such re-letting. Any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease.

               21.3     Limits of Tenant's Claims and Certain Provisions for
                        ----------------------------------------------------
                        Benefit of Tenant
                        -----------------

                    (a)     The provisions of subparagraphs 21.1 and 21.2 and
Article XVIII are subject to the following:     (1) in no event shall Tenant be
entitled to receive any excess of such net rents over the Annual Fixed Rental and Additional Rent payable hereunder; and (2) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this subparagraph (a) to a credit in respect of any net rents from a re-letting, except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit.

                    (b) In the event that Landlord has been paid any monies by or on behalf of Tenant pursuant to subparagraph 21.1 above, and Landlord, within one (1) year thereafter, shall re-let the Leased Premises for the same period of time for which she received the said payment from or on behalf of Tenant pursuant to subparagraph 21.1 (b), then Landlord shall refund to Tenant (or to the payor on behalf of Tenant) the monies so received by Landlord pursuant to subparagraph 21.1 (b) above, which monies should have been paid by Tenant to Landlord but for such default, without interest and without further claim by ir on behalf of Tenant for any proceeds of the re-letting.

               21.4     Suits for Recovery of Damages
                        -----------------------------

                    Suit or suits for the recovery of damages, or any installments thereof, may be brought by Landlord from time to time at its election; and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of Article XVI, or under any provision of law, or has Landlord not re-entered the Leased Premises.

                                  ARTICLE XXII
                                  ------------
                 ALTERATIONS BY TENANT, PARTITIONS AND FIXTURES
                 ----------------------------------------------

               22.1     Tenant's Rights in General
                        --------------------------

                    (a) Tenant may, upon consent of Landlord, which consent shall not be unreasonably withheld or delayed, at Tenant's own cost and expense, make such alterations, improvements and additions as it may desire, including alterations, improvements and additions of a structural nature, and may construct such installations, buildings, roads, parking lots, excavations, pipelines and such other structures, without limitation, as Tenant may desire, so long as such constructions are not unlawful and are made and installed in a good and workmanlike manner; provided, however, that Tenant may, over the term of this Lease, make non-structural alterations or improvements, in accordance with applicable laws and in a good and workmanlike manner, costing less than $25,000 in the aggregate, per year, without the consent of Landlord.

                    (b) No structural alterations, additions or improvements shall be made in or to the Leased Premises without Tenant's first submitting to Landlord plans and specifications for such proposed alterations, additions or improvements and Tenant's receiving the prior written consent of Landlord. Any work performed by or on behalf of Tenant in connection therewith shall comply with all applicable laws, ordinances and regulations, and Tenant shall deliver to Landlord, prior to the commencement of any such work, copies of all permits, approvals and licenses as required by applicable law. All costs and expenses incurred by Landlord in connection with her review process of Tenant's proposed work shall be at the sole cost and expense of Tenant, which costs shall be deemed to be Additional Rent and shall be added to the installment of Annual Fixed Rent becoming due on the first of the next succeeding month and shall be collected by Landlord as Additional Rent hereunder.

                    (c) Landlord shall not be liable for, and Tenant hereby releases Landlord from, any loss or damage, of or to any tools, machinery, equipment, materials or supplies or Tenant or any employee of Tenant, or any employee of any of them. Notwithstanding the foregoing, the sole risk of loss or damage resulting from theft or mysterious disappearance of the tools or equipment, including equipment to be installed in the Leased Premises, shall be that of Tenant, whether or not such loss or damage is insured against.

                    (d) Tenant shall indemnify and hold harmless Landlord and Landlord's agents and employees from and against all claims, damages, losses and expenses, including attorneys' fees and disbursements, arising out of or in connection with any work performed by any of them whether or not attributable to active or passive negligence on the part of the indemnitors and whether or not the indemnitors participated in any wrong.

               22.2     Duty to Restore
                        ---------------

                    Tenant shall be obligated, with respect to any alteration or improvement, to restore the Leased Premises to their condition prior to such alteration or improvement unless Landlord shall waive in writing Tenant's obligation to restore such alteration or improvement at the time Landlord's consent to the alteration or improvement is requested. However, if an alteration, improvement or addition does not require Landlord's consent, then, at the expiration or sooner termination of this Lease, Tenant shall not be obligated to restore the Leased Premises to their condition prior to the making of such alteration, improvement or addition, and shall not be obligated to remove or cause to be removed such alteration, improvement or addition.

               22.3     Fixtures
                        --------

                    All machinery and equipment (other than fixtures considered to have become a part of the real property to which it may have been affixed and other than air conditioning and heating units) and machinery constructed or placed in the Leased Premises at the expense of Tenant or any predecessor of Tenant, including the Landlord (other than existing leasehold improvements considered to be a part of the real property to which it may be affixed) shall be and remain the property of Tenant, and all or any part thereof may be removed by Tenant at any time during the term hereof or, upon a prior termination of the term hereof, within ninety (90) days after such prior termination or such shorter period as determined by Landlord so as not to interfere with the re-letting of the Leased Premises, but Tenant shall be under no obligation to remove the same and may, at its option, surrendered all or any part thereof with the Leased Premises. In case of damage or disfigurement to walls, ceilings or floors caused by such removal, the cost of repairing (but not redecorating) the same shall be borne by Tenant. Tenant's right to remove fixtures or equipment shall apply to any extension or renewal of this Lease,

               22.4     Personal Property
                        -----------------

                    Any personal property which shall remain in the Leased Premises or any part thereof for thirty (30) days after the expiration or termination of the term of this Lease shall be deemed to have been abandoned, and either may be retained by Landlord as Landlord's property or may be disposed of in such manner as Landlord may see fit; provided, however, that, notwithstanding the foregoing, Tenant will, upon request of Landlord made not later than thirty (30) days after the expiration or termination of the term hereof, promptly remove from the building any such personal property at Tenant's own cost and expense. If such personal property or any part thereof shall be sold by Landlord, Landlord may receive and retain the proceeds of such sale as Landlord's property.

                                  ARTICLE XXIII
                                  -------------
                       SALE OR MORTGAGE OF LEASED PREMISES
                       -----------------------------------

               23.1     Effect on Tenant's Rights
                        -------------------------

                    Subject to the terms of any non-disturbance agreements entered into by any mortgagee, this Lease, and the rights and benefits granted to Tenant and its successors and assigns hereunder, shall not be affected or impaired by any sale, transfer or mortgage of the Leased Premises, and any person, firm, corporation or entity purchasing or otherwise acquiring any right, title or interest in or to the Leased Premises or any part thereof or lien thereon shall be bound by, and shall take such right, title and interest subject to, the rights and benefits if Tenant and its successors and assigns under this Lease; provided, however, that Tenant shall agree to subordinate this Lease to future mortgages upon receipt of a "non-disturbance agreement" in form and upon such terms reasonably acceptable to Tenant.

               23.2     Tenant's Future Actions
                        -----------------------

                    Tenant agrees that, upon request by Landlord, Tenant will execute, acknowledge and deliver such document or instrument as may be reasonably requested by the holder of any mortgage on the Landlord's interest in the Leased Premises, confirming or agreeing that this Lease is assigned to such mortgagee as collateral security for such mortgage and agreeing to abide by such assignment, provided that a copy of such assignment has in fact been delivered to Tenant.

                                  ARTICLE XXIV
                                  ------------
                              ESTOPPEL CERTIFICATE
                              --------------------

                    At any time and from time to time, upon not less than five
(5) business days' prior notice, Landlord or Tenant shall execute, acknowledge and deliver to Landlord or Tenant, or to anyone Landlord or Tenant shall designate, an Estoppel Certificate executed by Landlord or Tenant (or if Landlord or Tenant is a corporation by an appropriate officer of Landlord or Tenant), certifying, if the same is due, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which rent has been paid in advance, if appropriate, and stating whether or not, to the best knowledge of the signer of such certificate, Landlord or Tenant is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying such default of which the third party may have knowledge.

                                   ARTICLE XXV
                                   -----------
                                SHORT FORM LEASE
                                ----------------

               Landlord agrees, promptly after the execution of this Lease, to execute and deliver to Tenant a short form of Lease, or Notice of Lease, for recording purposes in form reasonably satisfactory to Tenant.

                                  ARTICLE XXVI
                                  ------------
        SUBORDINATION AND OTHER PROVISIONS FOR BENEFIT OF MORTGAGE, ETC.
        ----------------------------------------------------------------

               26.1     Subordination in General
                        ------------------------

                    (a) This Lease is and shall be subject and subordinate to all present and future ground or underlying leases and to all mortgages, options and building loan agreements that may now or hereafter affect such leases or the Building and to all renewals, modifications, consolidations, replacements and extensions of any such ground or underlying leases, options, and mortgages. The provisions of this subparagraph 24.1 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly, at its own cost and expense, any instrument, in recordable form if required, that Landlord, the lessor of any ground or underlying lease, or the holder of any such mortgage, or any of their respective successors in interest, may request to evidence such subordination.

                    (b) The subordinations as to future ground or underlying leases, mortgages and building loan agreements shall be conditioned upon the Tenant's receiving a "Non-Disturbance Agreement" providing, in essence, that Tenant's possession will not be disturbed by any foreclosure proceeding or deed in lieu of foreclosure so long as Tenant is not in default under this Lease.

               26.2     Attornment, Etc. to Mortgagee
                        -----------------------------

                    (a) In the event of a termination of any ground or underlying lease, or if the interests of Landlord under this Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any mortgage, or if the holder of any mortgage acquires a lease in substitution therefor, then Tenant, under this Lease, will, at the option, to be exercised in writing, of the Landlord under such ground or underlying lease or such mortgagee or purchaser, assignee or lessee, as the case may be, either (1) attorn to it and perform for its benefits all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as if such lessor, mortgagee, purchaser, assignee or lessee were the landlord originally named in this Lease, or (2) enter into a new lease with said lessor, mortgagee, purchaser, assignee or lessee, as landlord, for the remaining Term of this Lease and otherwise on the same terms and conditions and with the same options, if any, then remaining,

                    (b) The provisions of subsection 24.2 (a) shall inure to the benefit of such lessor, mortgagee, purchaser, assignee or lessee, and shall be self-operative upon the exercise of such option; and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such lessor, mortgagee, purchaser, assignee or lessee, agrees to execute, from time to time, instruments in confirmation of the provisions of subparagraph 24.2 (a) satisfactory to any such lessor, mortgagee, purchaser, assignee or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy.

               26.3     Certain Protective Provisions for Mortgagees and Those
                        ------------------------------------------------------
                        Claiming Under Them
                        -------------------

                    Under no circumstances shall any lessor under a ground lease or mortgagee or purchaser, assignee or lessee, as the case may be, whether or not it shall have succeeded to the interests of the Landlord under this Lease, be:

                    (a) liable for any act, omission or default if any prior landlord or for the return of any security deposit or part thereof not actually received by such lessor, mortgagee, purchaser, assignee or lessee, as the case may be; or

                    (b) subject to any offsets, claims or defenses that the Tenant might have against any prior Landlord; or

                    (c) bound by any Rent or Additional Rent that Tenant might have paid to any prior landlord for more than one (1) month in advance or for more than three (3) months in advance where such Rent payments are payable at intervals of more than one (1) month; or

                    (d) bound by any modification, amendment or abridgement of the Lease, or any cancellation or surrender of the same, made without its prior written approval.

               26.4     Confirmation by Tenant of Assignment of Lease to
                        ------------------------------------------------
                        Mortgagee as Collateral Security
                        --------------------------------

                    Tenant agrees that, upon request of Landlord, Tenant will execute, acknowledge and deliver such document or instrument as may be requested by the holder of any mortgage on the Landlord's interest in the building confirming or agreeing that this Lease is assigned to such mortgagee as collateral security for such mortgage and agreeing to abide by such assignment, provided that a copy of such assignment has in fact been delivered to Tenant.

                                  ARTICLE XXVII
                                  -------------
                                  PARTIES BOUND
                                  -------------

               27.1     General Provisions
                        ------------------

                    The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the respective successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to.

               27.2     Landlord Not Bound After Termination of its Interest
                        ---------------------------------------------------

                    It is understood and agreed that the covenants and obligations on the part of Landlord herein named with respect to any period subsequent to the transfer of its interest in the Leased Premises; that in the event of such transfer, such covenants and obligations shall thereafter be binding upon each transferee of such interest of Landlord herein named, but only with respect to the period ending with a subsequent transfer of such interest.

                                 ARTICLE XXVIII
                                 --------------
                 EXCULPATION OF LANDLORD FROM PERSONAL LIABILITY
                 -----------------------------------------------

               Notwithstanding anything to the contrary set forth in this Lease, it is specifically understood and agreed by Tenant that there shall be absolutely no personal liability on the part of Landlord or on the part of the partners of Landlord with respect to any of the terms, covenants and conditions of this Lease; and Tenant shall look solely to the equity, if any, of Landlord in the Leased Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, this exculpation of personal liability to be absolute and without any exception whatsoever.

                                  ARTICLE XXIX
                                  ------------
                 SUBORDINATION OF LANDLORD'S RIGHT OF DISTRAINT
                 ----------------------------------------------

               Landlord agrees to execute a written subordination or waiver of Landlord's right of distraint for unpaid rent in favor of any lending institution which from time to time makes a loan to Tenant secured by the items of Tenant's property which are the subject of Landlord's right of distraint. Landlord agrees to execute the form of Landlord's Waiver, License and Agreement heretofore submitted by Gibraltar Corporation of America.

                                   ARTICLE XXX
                                   -----------
                              ESTOPPEL CERTIFICATE
                              --------------------

               At any time and from time to time, upon not less than ten (10) days' prior notice, Landlord or Tenant shall execute, acknowledge and deliver to Landlord or Tenant, or to anyone Landlord or Tenant shall designate, an Estoppel Certificate executed by Landlord or Tenant (or if Landlord or Tenant is a corporation, by an appropriate officer of Landlord or Tenant), certifying, if the same is true, that this Lease is unmodified and in full force and effect . (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the date to which Rent has been paid in advance, if appropriate, and stating whether or not, to the best knowledge of the signer of such certificate, Landlord or Tenant is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge.

                                  ARTICLE XXXI
                                  ------------
                                ENTIRE AGREEMENT
                                ----------------

               This Lease, which includes Schedules "A" and "B" annexed hereto, contains the entire agreement between Landlord and Tenant with respect to the lease by Tenant of the Leased Premises and supersedes all prior arrangements and understandings with respect thereto.

                                  ARTICLE XXXII
                                  -------------
                                     NOTICES
                                     -------

               All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally by courier service, with receipt, or sent by registered or certified mail, postage prepaid, addressed as follows:

                    If to Landlord:

                         ASB WALLKILL, LLC
                         PO Box 429
                         Middletown, New York 10940

                    If to Tenant

                         The RAL Supply Group, Inc.
                         24 Dunning Road
                         Middletown, New York 10940
                         Attn:     David E. Berman, President

Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed.

                                 ARTICLE XXXIII
                                 --------------
                             WAIVERS AND AMENDMENTS
                             ----------------------

               Any waiver of any term or condition, or any amendment or supplementation, of this Lease shall be effective only if in writing executed by the party sought to be charged therewith. A waiver of any breach or failure to enforce any of the terms or conditions of this Lease shall not in any way affect, limit or waive a party's right hereunder at any time to enforce strict compliance thereafter with every term of this Lease.

                                  ARTICLE XXXIV
                                  -------------
                                    BROKERAGE
                                    ---------

               Tenant covenants, represents and warrants that Tenant has had no dealings or communications with any broker or agent in connection with the consummation of this Lease; and Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys' fees and disbursements) or liability for any compensation, commissions or changes claimed by any broker or agent with respect to this Lease or the negotiation thereof.


     IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed, this Agreement as of the day and year first above written.

                                            LANDLORD
                                            ASB WALLKILL, LLC
                                            BY:/s/ Nancy H. Berman
                                               ---------------------------------
                                               Nancy H. Berman, Member

                                            TENANT
                                            THE RAL SUPPLY GROUP, INC.
                                            BY:/s/ David E. Berman
                                               ---------------------------------
                                               David E. Berman, President

                                ASB WALLKILL, LLC
                                       TO
                           THE RAL SUPPLY GROUP, INC.

                                  "Schedule A"
                                 Leased Premises

20,000 square foot warehouse, 8,000 square foot office / showroom / counter on first floor and 10,000 square feet of mezzanine. Specifically excluded is office suite with private entrance facing Dunning Road.

                                ASB WALLKILL, LLC

                                       TO

                           THE RAL SUPPLY GROUP, INC.

                                  "Schedule B"

                         Additional Provisions to Lease

1.   Annual Fixed Rent in Initial Term and Renewal Terms
     ---------------------------------------------------

     1.1 The "Annual Fixed Rent" for the first year of the Initial Term shall be the sum of One Hundred Seventy Four Thousand ($ 174,000) Dollars per year or Fourteen Thousand Five Hundred ($14,500) per month.

     1.2 Every year, starting with the second year, the Annual Fixed Rent shall be adjusted upward, but never decreased, pursuant to the provisions hereof.

     1.3 For the purposes of this Schedule, the following terms have the following meanings:

          "Index"     -     The All Items Index (New York Services) for the U.S.
                            City Average of the Consumers Price Index for
                            Moderate Families in Large Cities published by the United States Bureau of Labor, and any successor thereto (1982 - 1986 = 100).

          "Base Month" -    May 1998

          "Comparison Month" -     May 1999 and every May thereafter.

     1.4 The Annual Fixed Rent for the second year of the Initial Term shall be $ 174,000 per year, increased by the percentage of increase of the Index of the Comparison Month (May 1999) over the Base Month (May
          1998), except that in no event shall the increase be less than a two (2%) percent increase over the previous year or more than an eight (8%) percent increase over the previous year.

     Example Number One
     ------------------

     Assume that the Index for May 1999 shows an eight (8%) percent increase over the Index for May 1998. The Annual Fixed Rent for the second year is limited to $187,920.

     1.5 The same procedure shall be followed every year throughout the Initial Term and the Renewal Terms, with the applicable percentage of increase to be multiplied times the Annual Fixed Rent for the year just concluded.

     Example Number Two
     ------------------

     Assume that the Index for May 2000 shows a further five (5%) percent increase over the Index for May 1999. The Annual Fixed Rent for the third year is limited to $197,316.

     1.6 Because the Index is not published until after the close of a month, the adjustment In Annual Fixed Rent shall be made when the Comparison Month's Index is published and Landlord presents to Tenant the comparison figure and computation of adjustment of Fixed Rent; and any increase for months already elapsed since the end of the prior year shall be added to the next installment of Fixed Rent.

     1.7 If the applicable Comparison Month Index should not be published, the last applicable published figure for the Index shall be used, except that such prior month's Index shall not be used retroactively for a period in excess of three (3) months.

     1.8 In the event that the Index is discontinued, the parties shall agree upon an equivalent and substituted Index to be applied in the same manner.

ATTEST:                                         LANDLORD

/s/ Tina Perna
---------------                                 ASB WALLKILL, LLC
Tina Perna
                                                By: /s/ Nancy H. Berman
                                                    ----------------------------
                                                    Nancy H. Berman, Member

ATTEST:                                         TENANT

/s/ Tina Perna
---------------                                 THE RAL SUPPLY GROUP, INC.
Tina Perna
                                                By: /s/ David E. Berman
                                                    ----------------------------
                                                    David E. Berman, President

                                    RIDER "I"
                      ENVIRONMENTAL MATTERS RIDER TO LEASE

                               Dated: May 1, 1998

                                ASB WALLKILL, LLC
                                -----------------
                                  ("Landlord")

                           THE RAL SUPPLY GROUP, INC.
                           --------------------------
                                   ("Tenant")

          1.     General Prohibitions on Tenant's Conduct
                 ----------------------------------------

          1.1 Tenant shall not use or suffer the Leased Premises to be used in any manner as to create or cause an environmental violation or hazard. Not in limitation of the generality of the above, it is understood that Tenant shall not cause or suffer to be caused any chemical contamination or discharge of substance of any nature which is noxious, offensive or harmful or which, under any law, rule or regulation of any governmental authority having jurisdiction, constitutes a hazardous substance or hazardous waste.

          1.2 Tenant shall not generate, manufacture, refine, transport, treat, store, handle, dispose" or otherwise deal with any hazardous substances or hazardous waste as presently or in the future defined in the Environmental Cleanup Responsibility Act of New Jersey (N.J.S.A. 13:lk-6 et seq.) ("ECRA")
                                          -------------------------
(the generation, manufacture, refinement, transportation, treatment, storage, handling, disposition and/or otherwise dealing with such substance or waste, as the case may be, being referred to for the convenience as :dealing with" such substances or waste).

          2.     Tenant's Compliance with ECRA and the Spill Act Etc.
                 ----------------------------------------------------

          2.1 If at any time during the Term of this Lease there shall be required, with respect to the Leased Premises or any part thereof, any act pursuant to or compliance with ECRA including the filing of any required notice of sale or negative declaration affidavits or the preparation or effectuation of any clean-up plans, Tenant shall be responsible for such compliance as if Tenant were the "owner" of the Leased Premises as defined by ECRA.

          2.2 Tenant hereby agrees to indemnify and hold harmless and defend in the first instance Landlord from and against any and all claims, losses' liabilities, damages, clean-up costs and reasonable attorney fees (a) arising directly or indirectly from, out of or by reason of any discharge of hazardous substances or environmental complaints, caused or permitted by Tenant or any subtenant of Tenant during the Term of this Lease, or (b) failure of Tenant or any subtenant of Tenant to comply with ECRA or any other environmental law now or hereafter in effect.

          2.3 Tenant expressly acknowledges its understanding and agreement that at the expiration or earlier termination of this Lease, or of any sublease or subtenancy, certain notices, filing and possibly, sampling plans, cleanup plans and cleanup work will be required by the State of New Jersey if Tenant's or any subtenant's use of the Leased Premises or any part thereof renders the premises an "industrial establishment" under ECRA, and that Tenant shall, either in its own name, or if required, in the name of Landlord, comply, at Tenant's own expense, with all such applicable notices, filings and the like and indemnify and hold Landlord harmless, to the extent elsewhere provided in this Lease with respect to Tenant's indemnities and hold harmless agreements, against any responsibility which may be placed upon Landlord for or relating to the matter such requirement.

          2.4     At the request of Landlord from time to time, Tenant shall:

                    (a) provide to Landlord copies of any documents filed by Tenant Pursuant to ECRA;

                    (b) permit Landlord to be present at any inspections, on or off site, and at any meeting of the Department of Environmental Protection of New Jersey or other meetings, relating to ECRA; and

                    (c) provide Landlord with an inventory of materials and substances dealt with by Tenant at the Premises, as well as such additional information reasonably requested by Landlord in order that Landlord be able to provide required information for ECRA filings or for determination of whether there has been compliance with any environmental law, including ECRA, including but not limited to the following information with respect to Tenant and all or any subtenant(s), as requested;

                              (I)  the standard of industrial
                                   classification applicable to the use of the Leased Premises by Tenant and such subtenant(s);

                              (II) inventory of hazardous substances and
                                   wastes dealt with at the Leased Premises;

                              (III) a listing of all Federal and State
                                   environmental permits and enforcement actions for violation of environmental laws;

                              (IV) a scaled site map identifying all areas
                                   where substances or wastes are dealt with;

                              (V)  a description of storage vessels
                                   containing wastes or substances, by type and location;

                              (VI) notification regarding any spill or
                                   discharge of hazardous substances or wastes
                                   (including description and location of such); and

                              (VII) copies of all soil, ground water or
                                   surface water sampling results (including effluent quality monitoring, conducted at the Leased Premises).

          3.     Subtenants
                 -----------

          3.1 It shall be the responsibility of Tenant to require any subtenant of the Leased Premises to agree expressly in writing to comply with the provisions of this paragraph.

          3.2 Tenant shall use its best efforts to cause the principals of any corporate subtenant to agree to be personally responsible for compliance with the provisions of this Rider.

          4.     Survival
                 --------

               The provisions of this Rider shall survive the expiration or earlier termination of this Lease.


                                                ASB WALLKILL, LLC
                                                (Landlord)

                                                By: /s/ Nancy H. Berman
                                                    ----------------------------
                                                    Nancy H. Berman, Member

WITNESS:                                        TENANT

/s/ Tina Perna
---------------                                 THE RAL SUPPLY GROUP, INC.
Tina Perna                                      (Tenant)

                                                By: /s/ David E. Berman
                                                    ----------------------------
                                                    David E. Berman, President